SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  JULY 31, 1998
                Date of Report (Date of earliest event reported)


                       TANGER FACTORY OUTLET CENTERS, INC.
             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


               1-11986                            56-1815473
       (COMMISSION FILE NO.)            (I.R.S. EMPLOYER IDENTIFICATION NO.)


                1400 WEST NORTHWOOD STREET, GREENSBORO, NC 27408
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (336) 274-1666
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                       TANGER FACTORY OUTLET CENTERS, INC.

                                 CURRENT REPORT

                                       ON

                                    FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 1998, Tanger Properties Limited Partnership, of which Tanger Factory Outlet Centers, Inc. (the "Company") is the sole general partner, completed the acquisition of Sanibel Factory Stores, a factory outlet center containing approximately 186,000 square feet, for an aggregate purchase price of $27.65 million. Sanibel Factory Stores is located on the Gulf coast of Florida between Fort Myers and Sanibel Island.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The financial statements, unaudited pro forma financial information and exhibits filed herewith are as set forth below

         (a)   Financial Statements                               Page

            (1)   Sanibel Factory Stores

               Report of Independent Accountants                    3
               Statement of Revenues and Certain Operating Expenses
                     for the Year Ended December 31, 1997           4
               Notes to Statement of Revenues and
                  Certain Operating Expenses                        5


         (b)   Pro Forma Financial Information

            (1)   Unaudited Pro Forma Consolidated Balance Sheet
                  as of March 31, 1998                              8

            (2)   Unaudited Pro Forma Consolidated Statements of
                  Operations
                  for the three months ended March 31, 1998         9
                  for the year ended December 31, 1997             10

            (3)   Adjustments to Unaudited Pro Forma Consolidated
                   Statements of Operations                        11

         (c)   Exhibits

            23.1  Consent of PricewaterhouseCoopers LLP*
---------------------------
            *  Filed herewith


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


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Tanger Factory Outlet Centers, Inc:

         We have audited the statement of revenues and certain operating expenses of Sanibel Factory Stores (the "Property") as described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of Tanger Factory Outlet Centers, Inc. as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 1997 in conformity with generally accepted accounting principles.




PricewaterhouseCoopers LLP

Greensboro, North Carolina
June 30, 1998

                             SANIBEL FACTORY STORES

             STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                      For The Year Ended December 31, 1997
                                 (In thousands)



Revenues
     Base rentals                              $2,815
     Percentage rentals                           148
     Expense reimbursements                     1,071
     Other income                                  10
                                              --------
                                                4,044
                                              --------
Certain operating expenses
     Advertising and promotion                    374
     Common area maintenance                      363
     Real estate taxes                            296
     Insurance                                     49
     General and administrative                    60
                                              --------
                                                1,142
                                              --------

Excess of revenues over certain operating
expenses                                       $2,902
                                              ========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                       NOTES TO STATEMENT OF REVENUES AND
                           CERTAIN OPERATING EXPENSES
                                 (IN THOUSANDS)

1.    BASIS OF PRESENTATION

      The Statement of Revenues and Certain Operating Expenses relates to the operations of Sanibel Factory Stores, a factory outlet center located in Florida between Ft. Myers and Sanibel Island (the "Property"). The Property was acquired by Tanger Properties Limited Partnership which has as its sole general partner, Tanger Factory Outlet Centers, Inc.
      (the "Company").

      The accompanying Statement of Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. This statement is not representative of the actual operations for the period presented, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Company in the future operation of the Property, have been excluded as discussed below.

      Certain Operating Expenses include advertising and promotional expenses, common area maintenance, real estate taxes, and certain other operating expenses relating to the operations of the Property. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and amortization and certain other costs have been excluded from certain operating expenses, as they are dependent upon a particular owner, purchase price or other financial arrangement. Certain other costs excluded include:

                  Management fees, net of
                       tenant reimbursements       $38
                  Leasing commissions               21
                                                   ---
                                                   $59
                                                   ===

      No Federal income taxes have been provided because the Company is taxed as a Real Estate Investment Trust under the provision of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax whenever income distributed to its shareholders is equal to at least 95% of real estate investment trust's taxable income and certain other conditions are met.


2.    ACQUISITION CONSIDERATIONS (UNAUDITED)

      In assessing the Property, the Company's management considered the existing tenant base, which is the primary revenue source, occupancy rate, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Statement of Revenues and Certain Operating Expenses to be misleading or not necessarily indicative of future operating results.

3.    SIGNIFICANT ACCOUNTING POLICIES AND OPERATING LEASES

      Base and percentage rental revenues are reported as income over the lease term as earned.

      The preparation of the Statement of Revenues and Certain Operating Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period reported. Actual results may differ from those estimates.

      The Property is leased to tenants under operating leases with expiration dates extending to the year 2005. Future minimum rentals (assuming lease renewal options, where applicable, are not exercised) under noncancellable operating leases, exclusive of additional rents from reimbursement of operating expenses are approximately as follows:


                      1998                         $2,656
                      1999                          2,280
                      2000                          1,828
                      2001                          1,602
                      2002                          1,426
                      Thereafter                    1,222
                                                  --------
                                                  $11,014
                                                  ========

                       TANGER FACTORY OUTLET CENTERS, INC.
               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


      The accompanying Pro Forma Consolidated Financial Statements are based on the historical statements of the Company after giving effect to the acquisition of Sanibel Factory Stores, which was acquired on July 31, 1998, and Dalton Factory Stores, which was acquired on March 31, 1998 (collectively, the "Acquisitions"). The unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1998 and the year ended December 31, 1997 assume the Acquisitions had occurred as of the beginning of each respective period.

      The Pro Forma Consolidated Financial Statements have been prepared by the Company's management. These pro forma statements may not be indicative of the results that would have actually occurred if the Acquisitions had been in effect on the date indicated, nor does it purport to represent the results of operations for future periods. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the audited statement of revenues and certain operating expenses of the Sanibel Factory Stores (contained herein) for the year ended December 31, 1997, the Company's unaudited financial statements and notes thereto as of March 31, 1998 and for the three months then ended (which are contained in the Company's Form 10-Q for the period ended March 31, 1998), and the audited financial statements and notes thereto as of December 31, 1997 and for the year then ended (which are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1997).

              TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                              As of March 31, 1998
                                   (Unaudited)
                        (In thousands, except share data)

                                             Tanger   Adjustments Pro forma
                                           ----------------------------------
ASSETS

   Rental property, net                      $406,673   $27,650(a)  $434,323
   Cash and cash equivalents                    5,181                  5,181
   Deferred charges, net                        8,288                  8,288
   Other assets                                12,448                 12,448
                                           ----------------------------------

        TOTAL ASSETS                         $432,590   $27,650     $460,240
                                           ==================================
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES

   Long-term debt                            $253,411  $27,650(a)   $281,061
   Construction trade payables                  8,375                  8,375
   Accounts payable and accrued expenses       11,521                 11,521
                                           ----------------------------------
        TOTAL LIABILITIES                     273,307   27,650       300,957
                                           ----------------------------------
Commitments
Minority interest                              38,094                 38,094
                                           ----------------------------------
SHAREHOLDERS' EQUITY
   Preferred shares, $.01 par value,
      1,000,000 shares authorized, 89,649
      shares issued and outstanding
      at March 31, 1998                             1                      1
   Common shares, $.01 par value,
      50,000,000 shares authorized,
      7,865,303 shares issued and
      outstanding at March 31, 1998                79                     79
   Paid in capital                            137,075                137,075
   Distributions in excess of net income     (15,966)               (15,966)
                                           ----------------------------------
        Total shareholders' equity            121,189                121,189
                                           ----------------------------------
           Total liabilities and
             shareholders' equity            $432,590     $27,650   $460,240
                                           ==================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

              TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For The Three Months Ended March 31, 1998
                                   (Unaudited)
                      (In thousands, except per share data)


                             Tanger  Sanibel    Dalton   Adjustments   Pro forma
                            ---------------------------------------------------
REVENUES
   Base rentals              $15,655     $725      $488                $16,868
   Percentage rentals            494       20        20                    534
   Expense reimbursements      6,360      299       140                  6,799
   Other income                  297        6        24                    327
                            ---------------------------------------------------
        Total revenues        22,806    1,050       672                 24,528
                            ---------------------------------------------------
EXPENSES
   Property operating          6,652      283       140                  7,075
   General and
     administrative            1,699       32         4                  1,735
   Interest                    4,792                           809 (b)   5,601
   Depreciation and
     amortization              5,134                           320 (c)   5,454
                            ---------------------------------------------------
        Total expenses        18,277      315       144      1,129      19,865
                            ---------------------------------------------------
INCOME BEFORE GAIN ON SALE
   OF REAL ESTATE, MINORITY
   INTEREST AND
   EXTRAORDINARY ITEM          4,529      735       528    (1,129)       4,663
Gain on sale of real estate      994                                       994
                            ---------------------------------------------------
Income before minority
   interest and extraordinary
   item                        5,523      735       528    (1,129)       5,657
Minority interest            (1,408)                          (37) (d) (1,445)
                            ---------------------------------------------------
Income before
  extraordinary item           4,115      735       528    (1,166)       4,212
Extraordinary item, net of
  minority interest of $128    (332)                                     (332)
                            ---------------------------------------------------
Net income                    $3,783     $735      $528   ($1,166)      $3,880
                            ===================================================

BASIC EARNINGS PER COMMON
SHARE
   Income before
   extraordinary item        $.46                                         $.48
   Net income                 .42                                          .43
                            ===================================================

DILUTED EARNINGS PER
COMMON SHARE
   Income before
   extraordinary item        $.45                                        $.47
   Net income                 .41                                         .42
                            ===================================================


WEIGHTED AVERAGE NUMBER OF
SHARES
   Basic                     7,858                                      7,858
   Diluted                   8,038                                      8,038
                            ===================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1997
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                             Pro
                                Tanger   Sanibel  Dalton   Adjustments     forma
                               ----------------------------------------------------
REVENUES
   Base rentals                  $56,807  $2,815    $1,858                 $61,480
   Percentage rentals              2,637     148        23                   2,808
   Expense reimbursements         24,665   1,071       720                  26,456
   Other income                    1,162      10        29                   1,201
                               ----------------------------------------------------
        Total revenues            85,271   4,044     2,630                  91,945
                               ----------------------------------------------------
EXPENSES
   Property operating             26,269   1,082       932                  28,283
   General and administrative      6,145      60         8                   6,213
   Interest                       16,835                        3,237 (b)   20,072
   Depreciation and
   amortization                   18,439                        1,280 (c)   19,719
                               ----------------------------------------------------
        Total expenses            67,688   1,142       940      4,517       74,287
                               ----------------------------------------------------
INCOME BEFORE MINORITY
INTEREST                          17,583   2,902     1,690    (4,517)       17,658
Minority interest                (4,756)                         (23) (d)   (4,779)
                               ====================================================
Net income                       $12,827  $2,902    $1,690   ($4,540)      $12,879
                               ====================================================



 EARNINGS PER COMMON SHARE
   Basic                          $1.57                                     $1.58
   Diluted                         1.54                                      1.55
                               ====================================================


WEIGHTED AVERAGE NUMBER OF
SHARES
   Basic                         7,028                                      7,028
   Diluted                       7,140                                      7,140
                               ====================================================




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                TANGER FACTORY OUTLET CENTERS, INC. AND SUBSIDIARY
               NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(a) Represents the cost of the acquisition of the Sanibel Factory Stores which is assumed to be financed with additional borrowings under available lines of credit. The cost of the acquisition of Dalton Factory Stores has already been included in the Company's historical Consolidated Balance Sheet as of March 31, 1998.

(b) Represents interest from additional borrowings under available lines of credit to finance the Acquisitions at an interest rate of LIBOR plus 160 basis points (assumed to be 7.25 %).

(c) Reflects increase in depreciation and amortization resulting from the Acquisitions depreciated over lives ranging from 15 to 33 years.

(d) Reflects the adjustment to minority interest, after preferred dividends of $468,000 and $1,808,000 for the periods ended March 31, 1998 and December 31, 1997, respectively, allocable to the Acquisitions and the pro forma adjustments for mortgage interest and depreciation and amortization.



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TANGER FACTORY OUTLET CENTERS, INC.


                                   By: /s/ FRANK C. MARCHISELLO, JR.
                                       Frank C. Marchisello, Jr.
                                       Vice President, Chief Financial Officer


DATE: July 31, 1998


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